UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
__________________________________________

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

March 17, 2008
Date of report (date of earliest event reported)

    FOREST LABORATORIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-5438 (Commission File Number)	11-1798614 (I.R.S. Employer Identification Number)

909 Third Avenue New York, New York (Address of principal executive offices)		10022-4731 (Zip code)

(212) 421-7850
(Registrant's telephone number, including area code)

                                                None
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departures of Directors or Certain Officers; Election of Directors; Appointment of
                   Certain Officers; Compensatory Arrangements of Certain Officers.

Forest Laboratories, Inc. (the "Company") announced today that on March 17, 2008, Ivan Gergel, MD, Senior Vice President-Scientific Affairs and President of the Forest Research Institute, has resigned from the Company effective March 31, 2008 after ten years of service. The Company is currently in the process of identifying a successor. In the interim, the Forest Research Institute will continue to be overseen by Lawrence S. Olanoff, M.D., Ph.D., President and Chief Operating Officer.

Item 9.01   Financial Statements and Exhibits.

(c)  Exhibit 99 Press release of Forest Laboratories, Inc. dated March 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 20, 2008

Forest Laboratories, Inc.
(Registrant)

/s/ Francis I. Perier, Jr.
 Francis I. Perier, Jr.
Senior Vice President - Finance and
Chief Financial Officer